Execution Version

ProQuest Company

$175,000,000 5.38% Senior Notes due January 31, 2015

________________

Note Purchase Agreement

________________

Dated as of January 31, 2005

Schedule A -- Information Relating to Purchasers

Schedule B -- Defined Terms

Schedule 4.9 -- Changes in Corporate Structure

Schedule 5.4 -- Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates

Schedule 5.5 -- Financial Statements

Schedule 5.8 -- Litigation; Observance of Statutes and Orders

Schedule 5.11 -- Licenses, Permits, Etc.

Schedule 5.12 -- Compliance with ERISA

Schedule 5.15 -- Existing Debt

Schedule 5.18 -- Environmental Matters

Schedule 10.5 -- Existing Liens

Exhibit 1 -- Form of 5.38% Senior Note due January 31, 2015

Exhibit 2 -- Form of Subsidiary Guaranty

Exhibit 4.4(a) -- Form of Opinion of General Counsel to the Company

Exhibit 4.4(b) -- Form of Opinion of Special Counsel to the Company

Exhibit 4.4(c) -- Form of Opinion of Special Counsel to the Purchasers

ProQuest Company
300 North Zeeb Road
Ann Arbor, MI 48103-1553

Note Purchase Agreement

Re: 5.38% Senior Notes due January 31, 2015

Dated as of
January 31, 2005

To the Purchasers listed in
the attached Schedule A:

Ladies and Gentlemen:

ProQuest Company, a Delaware corporation (the "Company"), agrees with the Purchasers listed in the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (this "Agreement") as follows:

Section 1. Authorization of Notes.

The Company will authorize the issue and sale of $175,000,000 aggregate principal amount of its 5.38% Senior Notes due January 31, 2015 (the "Notes"). The term "Notes" shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement. The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2. Sale and Purchase of Notes.

Section 2.1. Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 2.2. Subsidiary Guaranty. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty (the "Subsidiary Guaranty"), which shall be in substantially the form attached hereto as Exhibit 2.

Section 3. Closing.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Chicago time, at a closing (the "Closing") on January 31, 2005 or on such other Business Day thereafter on or prior to February 2, 2005 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number 1054521125, Account Name ProQuest Company General Account, at Standard Federal Bank, Troy, Michigan, ABA Number 072-000-805. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4. Conditions to Closing.

The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of Closing.

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer's Certificate of the Company. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary's Certificate of the Company. The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(c) Officer's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4.2 have been fulfilled.

(d) Secretary's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Todd Buchardt, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), (b) from McDermott Will & Emery LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (c) from Chapman and Cutler LLP, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted by Applicable Law, Etc. On the date of Closing each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Related Transactions. The Company shall have consummated the Voyager Acquisition and the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or, except as reflected in Schedule 4.9, been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank's ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

Section 4.12. Subsidiary Guaranty. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, and shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor.

Section 5. Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, LaSalle Debt Capital Markets, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated December, 2004 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to January 13, 2005 (this Agreement, the Memorandum and such documents, certificates and other writings and such financial statements being referred to, collectively, as the "Disclosure Documents"), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that except as set forth in clause (ii) of the last sentence of this Section 5.3, no representation or warranty is made with respect to the Voyager Information. There has been no change in the financial condition, operations, business, prospects or properties of the Company or any of its Subsidiaries from those reported in the Company's Report on Form 10-Q/A dated as of October 2, 2004, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to a Senior Executive Officer of the Company (and in the case of the Voyager Acquisition limited as provided in clause (ii) of the last sentence of this Section 5.3) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. No representation and warranty is made, however, as to (i) any projections included within the Disclosure Documents other than that such projections are based on information the Company believes to be accurate and were prepared in a manner the Company believes to be reasonable, or (ii) the Voyager Information included in the Disclosure Documents except that the Company represents and warrants that the due diligence investigation conducted by the Company in connection with the Voyager Acquisition has disclosed no fact which, individually or in the aggregate, the Company reasonably believes will have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and all other Investments of the Company and its Restricted Subsidiaries (excluding Investments by the Company and its Restricted Subsidiaries in the Company and other Restricted Subsidiaries), (ii) the Company's Affiliates, other than Subsidiaries, and (iii) the Company's directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise permitted by Section 10.5 or as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates specified in such financial statements and the consolidated results of their operations and cash flows for the periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8. Litigation; Observance of Statutes and Orders. (a) Except as otherwise disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 30, 2000.

Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties which the Company and its Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11,

(a) the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known Material conflict with the rights of others;

(b) to the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

Section 5.12. Compliance with ERISA. (a) Except as disclosed in Schedule 5.12, the Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) Except as disclosed in Schedule 5.12, the present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material or has otherwise been disclosed in the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered to the Purchasers.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code, which in either event could reasonably be expected to result in a Material Adverse Effect. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on the Company's behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than nine (9) other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to fund a portion of the Voyager Acquisition and for general corporate purposes of the Company and its Subsidiaries (including the repayment of Debt of the Company and its Subsidiaries). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of the Closing. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

(c) Neither the Company nor any Restricted Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters. Neither the Company nor any Restricted Subsidiary has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging damage to the environment or any violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in Schedule 5.18:

(a) neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b) neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws and in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c) all buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 6. Representations of the Purchaser.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (c), (d), (e) or (g) above, the Company shall deliver on the date of issuance of such Notes and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraph (c), (e) or (g), or (ii) with respect to any plan, identified pursuant to paragraph (d) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (d) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7. Information as to Company.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) Unrestricted Subsidiaries -- in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of the Company and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Sections 7.1(a) and (b), above, the Company shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b);

(d) SEC and Other Reports -- in addition to the financial information provided pursuant to paragraphs (a) through (c) of this Section 7.1, promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission containing information of a financial nature and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(e) Notice of Default or Event of Default -- promptly, and in any event within ten Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(f) ERISA Matters -- promptly, and in any event within ten Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any Reportable Event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) Any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(g) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.4, inclusive, and Section 10.6, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times during normal business hours and as often as may be reasonably requested in writing; and

(b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such time during normal business hours and as often as may be requested.

Section 8. Payment of the Notes.

Section 8.1. Required Prepayments. On January 31, 2010 and on each January 31 thereafter to and including January 31, 2014, the Company will prepay $29,166,666.67 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Notes shall become due and payable on January 31, 2015.

Upon any partial prepayment of the Notes pursuant to Section 8.2 or any prepayment of the Notes pursuant to Section 10.6 or any purchase of less than all of the Notes, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to the provisions of this Section 8, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount for the Notes. The term "Make-Whole Amount" means with respect to a Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of the Note, over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to a Note, the principal of the Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

"Discounted Value" means, with respect to the Called Principal of a Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

"Reinvestment Yield" means, with respect to the Called Principal of a Note, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of a Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

"Settlement Date" means, with respect to the Called Principal of a Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9. Affirmative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law. The Company will, and will cause each of its Restricted Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws (except in such instances where such law, ordinance, rule or regulation is being contested in good faith by appropriate proceedings diligently conducted) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Restricted Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Restricted Subsidiary not permitted by Section 10.5, provided that neither the Company nor any Restricted Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Wholly-Owned Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected in the good faith judgment of the Company to have a Material Adverse Effect.

Section 9.6. Designation of Subsidiaries. The Company may from time to time cause any Subsidiary to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, and (b) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that once a Restricted Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be re-designated as a Restricted Subsidiary on more than one occasion. Within ten (10) days following any designation described above, the Company will deliver to you a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Company certifying compliance with all requirements of this Section 9.6 and setting forth all information required in order to establish such compliance.

Section 9.7. Subsidiary Guaranty. The Company will cause (A) domestic Subsidiaries (i) which in the aggregate have not less than 90% of the consolidated domestic assets of the Company, (ii) which in the aggregate account for not less than 90% of the consolidated domestic revenue of the Company, and (iii) which in the aggregate account for not less than 90% of consolidated domestic net income of the Company and (B) any other Person which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt outstanding under the Bank Credit Agreement, to enter into the Subsidiary Guaranty. In the case of any Subsidiary which becomes a Subsidiary Guarantor after the date of the Closing, such Subsidiary shall deliver to each of the holders of the Notes the following items:

(a) a joinder agreement in respect of the Subsidiary Guaranty;

(b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(c) an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Subsidiary Guarantor enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

Section  9.8. Notes to Rank Pari Passu.. The obligations of the Company with respect to the Notes are, and will at all times constitute, direct unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other present and future unsecured Debt of the Company which is not expressed to be subordinate or junior in rank to any other Debt of the Company.

Section 10. Negative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Consolidated Adjusted Net Worth. The Company will not, at any time, permit Consolidated Adjusted Net Worth to be less than the sum of (i) $220,000,000 plus (ii) 25% of Consolidated Net Income (if positive) on a cumulative basis for each fiscal quarter ending after January 1, 2005.

Section 10.2. Limitation on Consolidated Debt. The Company will not permit the ratio of Consolidated Debt, as of the end of each fiscal quarter, to EBITDA for the period of twelve consecutive calendar months ending on such date, to be greater than (i) 3.25 to 1.00 at the end of any fiscal quarter ending on or prior to March 31, 2006 and (ii) 3.00 to 1.00 at the end of any fiscal quarter thereafter.

Section 10.3. Limitation on Priority Debt. The Company will not, at any time, permit Priority Debt to exceed 10% of Consolidated Total Assets.

Section 10.4. Fixed Charge Coverage Ratio. The Company will not permit the Fixed Charge Coverage Ratio, as of the end of each fiscal quarter, to be less than 1.75 to 1.00.

Section 10.5. Limitation on Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business in respect of sums which are not overdue for a period of more than 30 days) and Liens to secure, or to obtain letters of credit to secure, the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances of credit or the payments of the deferred purchase price of property;

(d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, Materially detract from the value of such property;

(e) Liens securing Debt of a Restricted Subsidiary owing to the Company or to a Wholly-Owned Restricted Subsidiary;

(f) Liens existing as of the date of Closing and reflected in Schedule 10.5;

(g) Liens incidental to minor survey exceptions and similar Liens, provided that such Liens do not, in the aggregate, Materially detract from the value of such property;

(h) Liens incurred after the date of Closing given to secure the payment of the purchase price of property, or the cost of construction or improvement of such property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or created contemporaneously therewith, or Liens incurred within 270 days of such acquisition and/or the completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property, the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost to the Company or such Restricted Subsidiary of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(j) any extensions, renewals, refinancings, refundings or replacements of any Lien permitted by the preceding subparagraphs (e), (f), (h) and (i) of this Section 10.5, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

(k) in addition to the Liens permitted by the preceding subparagraphs (a) through (j), inclusive, of this Section 10.5, Liens securing Debt of the Company or any Restricted Subsidiary, provided that the aggregate principal amount of Debt secured by Liens pursuant to this Section 10.5(k) shall be permitted pursuant to Section 10.3.

Section 10.6. Sales of Assets. The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries if such assets are sold in an arm's-length transaction for consideration which is not less than the Fair Market Value of such property and such sale is in the best interests of the Company and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the Net Proceeds received from such sale, lease or other disposition shall be used within 270 days of such sale, lease or disposition, in any combination:

(1) to acquire assets and properties used or useful in carrying on the business of the Company and its Restricted Subsidiaries; or

(2) to prepay or retire Senior Debt of the Company or its Restricted Subsidiaries; provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, without the payment of the Make-Whole Amount and (iii) in connection with any prepayment of the revolving credit facility under the Bank Credit Agreement (or similar credit facility) the revolving commitment shall be permanently reduced by the amount of such prepayment.

Any offer of prepayment of the Notes pursuant to this Section 10.6 shall be given to each holder of the Notes by written notice which shall be delivered not less than 30 days and not more than 60 days prior to the proposed prepayment date. Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment, and (iii) a calculation of the Ratable Portion for such holder's Notes. Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than 5 Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment. If any holder of a Note or any other Senior Debt shall fail to accept an offer of prepayment pursuant to this Section 10.6, the Company shall thereafter re-offer to prepay Senior Debt (ratably among all holders of Senior Debt which shall have accepted the initial offer of prepayment) in a principal amount equal to the portion of such Net Proceeds which shall not have been applied to the prepayment of Senior Debt pursuant to the initial offer. The Company shall not receive credit pursuant to this Section 10.6 for any portion of the Senior Debt which has not been prepaid in accordance with offers made pursuant to this Section.

As used in this Section 10.6, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Company and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during any fiscal year of the Company exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal year immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries, (ii) any transfer of assets from the Company to any Wholly-Owned Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary, and (iii) any Excluded Sale and Leaseback Transaction.

Section 10.7. Merger, Consolidation and Sale of Stock. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1) a Restricted Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Company or a Wholly-Owned Restricted Subsidiary or any other Person so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation, and in any merger or consolidation involving such other Person, the Restricted Subsidiary shall be the surviving or continuing corporation, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.6; and

(2) the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(A) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

(B) the Successor Corporation would be permitted by the provisions of Section 10.2 hereof to incur at least $1.00 of additional Consolidated Debt on a pro forma basis as of the end of the immediately preceding fiscal quarter;

(C) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes (i) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and (ii) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

(D) immediately after giving effect to such transaction no Default or Event of Default would exist.

(b) The Company will not permit any Restricted Subsidiary to issue or sell any shares of stock or other equity interests of any class (including as "stock" for the purposes of this Section 10.7(b), any warrants, rights or options to purchase or otherwise acquire stock or other equity interests or other securities exchangeable for or convertible into stock or other equity interests) of such Restricted Subsidiary to any Person other than the Company or a Wholly-Owned Restricted Subsidiary, except for the purpose of qualifying directors, or except in satisfaction of the validly pre-existing preemptive or contractual rights of minority shareholders in connection with the simultaneous issuance of stock or other equity interests to the Company and/or a Restricted Subsidiary whereby the Company and/or such Restricted Subsidiary maintain their same proportionate interest in such Restricted Subsidiary or to the extent required by local law.

(c) The Company will not sell, transfer or otherwise dispose of any shares of stock or other equity interests of any Restricted Subsidiary (except to qualify directors), and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Wholly-Owned Restricted Subsidiary) any shares of stock or other equity interests of any other Restricted Subsidiary, unless such sale or other disposition can be made within the limitations of Section 10.6 or this Section 10.7.

Section 10.8. Nature of Business. The Company will not engage in any business, if, as a result, when taken as a whole, the general nature of the business of the Company would be substantially changed from the general nature of the business of the Company on the Closing.

Section 10.9. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

Section 11. Events of Default.

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 10; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

(e) a default shall occur in the observance or performance of any covenant or agreement contained in the Subsidiary Guaranty by a Subsidiary Guarantor and such default shall continue beyond the period of grace, if any, allowed with respect thereto or the Subsidiary Guaranty shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that such agreement is invalid, void or unenforceable against a Subsidiary Guarantor or such Subsidiary Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under the Subsidiary Guaranty; or

(f) any representation or warranty made in writing by or on behalf of the Company or a Subsidiary Guarantor or by any officer of the Company or a Subsidiary Guarantor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $5,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes that is outstanding in an aggregate principal amount of at least $5,000,000 before its regular maturity or before its regularly scheduled dates of payment, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt; or

(h) the Company or any Significant Subsidiary (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, (v) admits in writing its inability to pay its debts as they mature, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(j) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and any Restricted Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount equal to $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12. Remedies on Default, Etc.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any of the Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, the reasonable attorneys' fees, expenses and disbursements for the holders as set forth in Section 15.

Section 13. Registration; Exchange; Substitution of Notes.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver not more than 5 Business Days following surrender of such Note, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $200,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $200,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14. Payments on Notes.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of LaSalle Bank National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person's nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

Section 15. Expenses, Etc.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of one special counsel for the Purchasers and, if reasonably required, local or other counsel) incurred by the Purchasers and the holders of Notes in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand by any Governmental Authority issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Restricted Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, and (c) the reasonable costs and expenses incurred in connection with transactions contemplated by Section 9.7 and Section 10.7(a)(2). The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any reasonable fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16. Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the related Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17. Amendment and Waiver.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term as it is used in any such Section, will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18. Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18; or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19. Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20. Confidential Information.

For the purposes of this Section 20, "Confidential Information" means all information furnished by the Company to the Purchasers on or prior to the Closing and any other information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

Section 21. Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

Section 22. Miscellaneous.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

* * * * *

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

ProQuest Company

By
Name:
Title:

Accepted as of the date first written above.

[Variation]

By
Name:
Title:

Information Relating to Purchasers
Name of Purchasers:	Principal Amount of Notes to be Purchased

Metropolitan Life Insurance Company $27,000,000
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Bank Name: JPMorgan Chase Bank

ABA Routing #: 021-000-021

Account No.: 002-2-410591

Account Name: Metropolitan Life Insurance Company

Ref: ProQuest Company 5.38% Senior Notes due 2015

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5581829

Name of Purchasers:	Principal Amount of Notes to be Purchased

Metropolitan Tower Life Insurance Company: $4,000,000

c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Bank Name: JPMorgan Chase Bank

ABA Routing #: 021-000-021

Account No.: 002-1-072301

Account Name: Metropolitan Tower Life Insurance Company

Ref: ProQuest Company 5.38% Senior Notes due 2015

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Metropolitan Tower Life Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3114906

Name of Purchasers:	Principal Amount of Notes to be Purchased

MetLife Investors Insurance Company: $4,000,000

c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Bank Name: JPMorgan Chase Bank

ABA Routing #: 021-000-021

Account No.: 323-8-90911

Account Name: MetLife Investors Insurance Company

Ref: ProQuest Company 5.38% Senior Notes due 2015

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

MetLife Investors Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors Insurance Company
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1236042
Name of Purchasers:	Principal Amount of Notes to be Purchased

IDS Life Insurance Company: $20,000,000

(Account No. 909)

c/o American Express Financial Corporation
216 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Fixed Income Investment Department: Private Placements
Phone Number: (612) 671-2561
Fax Number: (612) 671-1943

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Wells Fargo Bank, N.A.

San Francisco, California

ABA #121000 248

For credit to: American Express Trust Company

Beneficiary Number: #0000038500

for further Credit to Account: Sher Co. (nominee), Account 909

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to:

Sher Co.
c/o American Express Trust Company
922 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Income Collection Administrator
Phone Number: (612) 671-2470
Fax Number: (612) 671-2409

with a duplicate copy for all unscheduled payments of interest and/or principal (e.g. optional prepayments, tenders, etc.) to be addressed:

American Express Financial Corporation
216 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Fixed Income Investment Department: Private Placements
Phone Number: (612) 671-2561
Fax Number: (612) 671-1943

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Sher Co.

Taxpayer I.D. Number for Sher Co.: 41-1430260

Name of Purchasers:	Principal Amount of Notes to be Purchased

IDS Life Insurance Company of New York: $4,000,000

(Account No. 939)

c/o American Express Financial Corporation
216 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Fixed Income Investment Department: Private Placements
Phone Number: (612) 671-2561
Fax Number: (612) 671-1943

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Wells Fargo Bank, N.A.

San Francisco, California

ABA #121000 248

For credit to: American Express Trust Company

Beneficiary Number: #0000038500

for further Credit to Account: Sher Co. (nominee), Account 939

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to:

Sher Co.
c/o American Express Trust Company
922 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Income Collection Administrator
Phone Number: (612) 671-2470
Fax Number: (612) 671-2409

with a duplicate copy for all unscheduled payments of interest and/or principal (e.g. optional prepayments, tenders, etc.) to be addressed:

American Express Financial Corporation
216 AXP Financial Center
Minneapolis, Minnesota 55474
Attention: Fixed Income Investment Department: Private Placements
Phone Number: (612) 671-2561
Fax Number: (612) 671-1943

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Sher Co.

Taxpayer I.D. Number for Sher Co.: 41-1430260

Name of Purchasers:	Principal Amount of Notes to be Purchased

Connecticut General Life Insurance Company: $3,800,000

$3,000,000

$3,000,000

$3,000,000

$1,200,000

$1,200,000

$1,000,000

$1,000,000

$1,000,000

$1,000,000

$1,000,000

CIG & Co.
c/o CIGNA Investments, Inc.
280 Trumbull Street
Hartford, Connecticut 06103
Attention: Fixed Income Securities, H16B
Fax: 860-727-8024

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

J. P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI=ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1 and application (as among principal, premium and interest of the payment being made); contact name and phone.

Address for Notices Related to Payments:

CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024

with a copy to:

J. P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254
Attention: Heather Frisina, Mail Code 300-116
Fax: 469-477-1904

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number for CIG & Co.: 13-3574027
Name of Purchasers:	Principal Amount of Notes to be Purchased

Life Insurance Company of North America: $3,800,000

CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

J. P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802

ABA #021000021

OBI=ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1 and application (as among principal, premium and interest of the payment being made); contact name and phone.

Address for Notices Related to Payments:

CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024

with a copy to:

J. P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254
Attention: Heather Frisina, Mail Code 300-116
Fax: 469-477-1904

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number for CIG & Co.: 13-3574027

Name of Purchasers:	Principal Amount of Notes to be Purchased

ING Life Insurance and Annuity Company $13,000,000

c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Phone Number: (612) 342-3371
Fax Number: (612) 372-5368

Payments

All scheduled payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

The Bank of New York

ABA#: 021000018

BFN: IOC566

Attn: P&I Department

Ref: ING Life Insurance and Annuity Company,
Account Number 216101 and PPN 74346P A@ 1

All payments (other than scheduled principal and interest payments) on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

The Bank of New York

ABA#: 021000018

BFN: IOC 565/INST'L CUSTODY

Attn: P&I Department

Ref.: ING Life Insurance and Annuity Company,

Acct. No. 216101 and PPN 74346P A@ 1

Notices

Notices with respect to payments and written confirmation of each such payment, to be addressed:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Private Placements
Facsimile: (770) 690-5057

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 71-0294708

Name of Purchasers:	Principal Amount of Notes to be Purchased

ReliaStar Life Insurance Company $11,000,000

c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Phone: (612) 342-3371
Fax: (612) 372-5368

Payments

All scheduled payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

The Bank of New York

BFN: IOC 566/INST'L CUSTODY

ABA#: 021000018

Ref: ReliaStar Life Insurance Company,
Account Number 187035 and PPN 74346P A@ 1

All payments (other than scheduled principal and interest payments) on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

The Bank of New York

BFN: IOC 565/INST'L CUSTODY

ABA#: 021000018

Ref.: ReliaStar Life Insurance Company,
Acct. No. 187035 and PPN 74346P A@ 1

Notices

Notices with respect to payments and written confirmation of each such payment, to be addressed:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Private Placements
Facsimile: (770) 690-5057

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-0451140

Name of Purchasers:	Principal Amount of Notes to be Purchased

The Guardian Life Insurance Company of America $18,000,000

7 Hanover Square
New York, NY 10004-2616
Attn: Thomas Donohue
Investment Department 20-D
Fax Number: (212) 919-2658/2656

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

JP Morgan Chase

FED ABA #021000021

CHASE/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G05978, Guardian Life

PPN 74346P A@ 1, ProQuest Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

Name of Purchasers:	Principal Amount of Notes to be Purchased

The Guardian Insurance & Annuity Company, Inc. $1,000,000

c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attention: Thomas M.Donohue
Investment Department 20-D
Fax Number: (212) 919-2658/2656

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

JP Morgan Chase

FED ABA #021000021

CHASE/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G53636, GIAC

PPN 74346P A@ 1, ProQuest Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-2656036
Name of Purchasers:	Principal Amount of Notes to be Purchased

Fort Dearborn Life Insurance Company $1,000,000

c/o Guardian Investor Services LLC
Fixed Income Securities
7 Hanover Square -- 20 D
New York, NY 10004-2616
Attn: Thomas M. Donohue
Fax Number: (212) 919-2658/2656

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Bank One

ABA #044000037

For further credit to Bank One

Account #: 980401787

Att:/A/C#: 2600218703 Ft. Dearborn Life Insurance Company - Guardian MVA

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Strafe & Co.

Taxpayer I.D. Number: 31-0649116

Name of Purchasers:	Principal Amount of Notes to be Purchased

John Hancock Life Insurance Company: $10,500,000

John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit by 12 noon, Boston time (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Fleet Boston

ABA #011000138

Boston, Massachusetts 02110

Account of: John Hancock Life Insurance Company

Private Placement Collection Account

Account Number 00541-55417

On Order of: ProQuest Company, 5.38% Senior Notes due January 31, 2015,

PPN 74346P A@ 1

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Accounting Division, B-3
Fax: (617) 572-0628

and

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: L. Pena/K. Boyce, T-57
Fax: (617) 572-5495

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Bond and Corporate Finance Group, T-57
Fax: (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Law Division, T-30
Fax: (617) 572-9269

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1414660
Name of Purchasers:	Principal Amount of Notes to be Purchased

John Hancock Variable Life Insurance Company: $3,000,000

John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit by 12 noon, Boston time (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Fleet Boston

ABA #011000138

Boston, Massachusetts 02110

Account of: John Hancock Life Insurance Company

Private Placement Collection Account

Account Number 00541-55417

On Order of: ProQuest Company, 5.38% Senior Notes due January 31, 2015,

PPN 74346P A@ 1

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be faxed and mailed to:

John Hancock Variable Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Accounting Division, B-3
Fax: (617) 572-0628

and

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: L. Pena/K. Boyce, T-57
Fax: (617) 572-5495

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Bond and Corporate Finance Group, T-57
Fax: (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Law Division, T-30
Fax: (617) 572-9269

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-2664016
Name of Purchasers:	Principal Amount of Notes to be Purchased

Manulife Insurance Company: $250,000

John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit by 12 noon, Boston time ((identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Fleet Boston

ABA #011000138

Boston, Massachusetts 02110

Account of: John Hancock Life Insurance Company

Private Placement Collection Account

Account Number 00541-55417

On Order of: ProQuest Company, 5.38% Senior Notes due January 31, 2015,

PPN 74346P A@ 1

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be faxed and mailed to:

Manulife Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Accounting Division, B-3
Fax: (617) 572-0628

and

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: L. Pena/K. Boyce, T-57
Fax: (617) 572-5495

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall also be faxed and mailed as set forth immediately above.

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Bond and Corporate Finance Group, T-57
Fax: (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be faxed and mailed to:

John Hancock Life Insurance Company
200 Clarendon Street
Boston, Massachusetts 02117
Attention: Investment Law Division, T-30
Fax: (617) 572-9269

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3072894
Name of Purchasers:	Principal Amount of Notes to be Purchased

The Manufacturers Life Insurance Company (U.S.A.): $3,250,000

200 Bloor Street East, NT-4
Toronto, Ontario, Canada M4W 1E5
Attention: Paul English, U.S. Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit by 12 noon, E.S.T. (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Citibank, N.A.

ABA #021-000-089

For Credit to Citibank Concentration Account No. 36858201

For Further Credit to Account No. 850516 (K512)

On Order of: ProQuest Company, 5.38% Senior Notes due January 31, 2015,

PPN 74346P A@ 1

Notices

All notices and communications (including notices with respect to payments and written confirmation of each such payment) and other information shall be faxed and mailed to:

The Manufacturers Life Insurance Company
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
Attention: Pauline Lai/Deborah Parmentier

and

John Hancock Life Insurance Company
200 Clarendon Street
Boston, MA 02117
Attention: Bond & Corp. Finance Group, T-57
Fax: (617) 572-5495

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 01-0233346
Name of Purchasers:	Principal Amount of Notes to be Purchased

Principal Life Insurance Company $7,000,000

$1,325,000

$500,000

$425,000

$250,000

$200,000

$200,000

$100,000

c/o Principal Global Investors, LLC
711 High Street, G-26
Des Moines, Iowa 50392-0800

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

ABA No.: 121000248

Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company
Account No. 0000014752
OBI PFGSE (S) B0067687()

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices and communications, including notices with respect to payments, to:

Principal Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Fixed Income Private Placements
711 High Street, G-26
Des Moines, Iowa 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Life Insurance Company
c/o Principal Global Investors, LLC
Attention: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0127290
Name of Purchasers:	Principal Amount of Notes to be Purchased

Aviva Life Insurance Company $1,000,000

c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Mellon Bank (Boston Safe Deposit)

ABA No. 011001234/BOS SAFE DEP

DDA#: 125261

Cost Center #1253

For Acct: Aviva Life-Principal Glob Priv EG Convertible Securities

Account: AVAF 2011412

OBI PFGSE (S) B0067687()

Attn: PPN 74346P A@ 1, ProQuest Company

With sufficient information (including CUSIP number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices and communications, including notices with respect to payments, to:

Aviva Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Fixed Income Private Placements
711 High Street, G-26
Des Moines, Iowa 50392-0800
and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Aviva Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: MAC & CO

Taxpayer I.D. Number: 04-2235236
Name of Purchasers:	Principal Amount of Notes to be Purchased

Aviva Life Insurance Company: $1,000,000

c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Mellon Bank (Boston Safe Deposit)

ABA No. 011001234/BOS SAFE DEP

DDA#: 125261

Cost Center #1253

For Acct: Aviva Life-Principal Glob Priv General Account Deferred TSA

Account: AVAF 2010522

OBI PFGSE (S) B0067687()

Attn: PPN 74346P A@ 1, ProQuest Company

With sufficient information (including CUSIP number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices and communications, including notices with respect to payments, to:

Aviva Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Fixed Income Private Placements
711 High Street, G-26Des Moines, Iowa 50392-0800
and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Aviva Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: MAC & CO

Taxpayer I.D. Number: 04-2235236
Name of Purchasers:	Principal Amount of Notes to be Purchased

RGA ReInsurance Company: $4,000,000

c/o Principal Global Investors LLC
711 High Street
Des Moines, Iowa 50392-0960

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

The Bank of New York

ABA #021-000-018

For credit to: RGA Re Private Placements PGI

Account Number: 0000303819

OBI PFGSE (S) B0067687()

Attn: PPN 74346P A@ 1, ProQuest Company

With sufficient information (including CUSIP number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices and communications, including notices with respect to payments, to:

RGA ReInsurance Company
c/o Principal Global Investors LLC
Attn: Fixed Income Private Placements
711 High Street, G26
Des Moines, Iowa 50392-0800
and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

RGA ReInsurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 43-1235868
Name of Purchasers:	Principal Amount of Notes to be Purchased

The Bank of New York, as trustee $1,000,000

for the Scottish Re (U.S.), Inc. and Security Life of Denver Insurance Company
Security Trust by agreement dated December 31, 2004
c/o Principal Global Investors, LLC
Attn: Fixed Income Private Placements
711 High Street, G-26
Des Moines, Iowa 50392-0800

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Bank of NYC

New York, NY

ABA No.: 021000018

Account: GLA 111-565

Account No.: 327696

Account Name: Scottish RE US/SLD Sec TR Principal

OBI PFGSE (S) B0067687()

PPN 74346P A@ 1, ProQuest Company

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Scottish RE US/SLD (Security Life of Denver)
c/o Principal Global Investors LLC
Attn: Fixed Income Private Placements
711 High Street, G26
Des Moines, Iowa 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Scottish RE US/SLD (Security Life of Denver)
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO

Taxpayer I.D. Number: 23-2038295

Name of Purchasers:	Principal Amount of Notes to be Purchased

Jefferson-Pilot Life Insurance Company: $10,000,000

Post Office Box 20407
Greensboro, North Carolina 27420
Attention: Securities Administration
Telefacsimile: (336) 691-3025

Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina 27401
Attention: Securities Administration

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to

Jefferson-Pilot Life Insurance Company

c/o The Bank of New York

ABA #021 000 018 BNF: IOC566

Custody Account 0000186100

Attention: P&I Department

Notices

Notices and communications other than those in respect to payments to be addressed as first provided above. All notices of payment on the Notes and written confirmation of each such payment, to be addressed to:

Jefferson-Pilot Life Insurance Company
c/o The Bank of New York
Attention: P&I Department
P. O. Box 19266
Newark, New Jersey 07195

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 56-0359860
Name of Purchasers:	Principal Amount of Notes to be Purchased

Jefferson Pilot Financial Insurance Company: $3,000,000

Post Office Box 20407
Greensboro, North Carolina 27420
Attention: Securities Administration
Telefacsimile: (336) 691-3025

Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina 27401
Attention: Securities Administration

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Jefferson Pilot Financial Insurance Company

c/o The Bank of New York

ABA #021 000 018 BNF: IOC566

Further Credit Account 0000060352

Attention: P&I Department

Notices

Notices and communications other than those in respect to payments to be addressed as first provided above. All notices of payment on the Notes and written confirmation of each such payment, to be addressed to:

Jefferson Pilot Financial Insurance Company
c/o The Bank of New York
Attention: P&I Department
P. O. Box 19266
Newark, New Jersey 07195

with duplicate notice to Jefferson Pilot Financial Insurance Company at the address first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 62-0395665

Name of Purchasers:	Principal Amount of Notes to be Purchased

Security Financial Life Insurance Co.: 1,000,000

4000 Pine Lake Road
P. O. Box 82248
Lincoln, Nebraska 68501-2248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "ProQuest Company, 5.38% Senior Notes due January 31, 2015, PPN 74346P A@ 1, principal, premium or interest") to:

Union Bank & Trust Company
4732 Calvert Street
Lincoln, Nebraska 68501-2535

ABA No. 104910795

Account of: Security Financial Life Insurance Co.

Account Number: 338 1480

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed:

Security Financial Life Insurance Co.
4000 Pine Lake Road
Lincoln, Nebraska 68516
Attention: Investment Division
Fax: (402) 458-2170
Phone: (402) 434-9500

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0293990

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Restricted Subsidiary or any Person of which the Company and its Restricted Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Anti-Terrorism Order" means Executive Order 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079 (2001), as amended.

"Bank Credit Agreement" shall mean that certain Credit Agreement dated as of January 31, 2005 by and among the Company, Standard Federal Bank, N.A., as administrative agent and lender, and the other financial institutions which are party thereto, as such agreement may be amended, renewed or restated and any successor credit facility which constitutes the primary bank credit facility of the Company.

"Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Ann Arbor, Michigan or New York, New York are required or authorized to be closed.

"Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

"Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

"Closing" is defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Company" means ProQuest Company, a Delaware corporation.

"Confidential Information" is defined in Section 20.

"Consolidated Adjusted Net Worth" shall mean the consolidated stockholder's equity of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP, less the sum of (i) minority interests in stock and surplus of Restricted Subsidiaries and (ii) the book value of Restricted Investments in excess of 20% of stockholder's equity.

"Consolidated Debt" means the total amount of all Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

"Consolidated Net Income" shall mean, for any period, the net income (or loss), before any extraordinary items, of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as calculated in accordance with GAAP.

"Consolidated Net Income Available for Fixed Charges" shall mean, with respect to any period, the sum of (a) (i) Consolidated Net Income for such period, (ii) income tax expense and Michigan single business tax or its equivalent, as defined according to GAAP deducted in determining Consolidated Net Income for such period, (iii) Fixed Charges deducted in determining Consolidated Net Income for such period, and (iv) noncash charges (other than amortization and depreciation expense) deducted in determining Consolidated Net Income for such period, minus (b) noncash credits included in determining Consolidated Net Income (excluding deferred income) for such period.

"Consolidated Total Assets" means, as of any date of determination, the total amount of all assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

"Debt" means, with respect to any Person, without duplication,

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable, monetized future billings and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) its Capital Lease Obligations;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e) Guarantees of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" means, with respect to the Notes, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by LaSalle Bank National Association in New York, New York as its "base" or "prime" rate.

"EBITDA" shall mean, with respect to any period, the total of the following calculated without duplication for the Company and its Restricted Subsidiaries on a consolidated basis for such period: (a) Consolidated Net Income for such period; plus (b) taxes deducted in determining Consolidated Net Income for such period; plus (c) Interest Charges deducted in determining Consolidated Net Income for such period; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income for such period; plus (e) other noncash charges deducted in determining Consolidated Net Income for such period and not already deducted in accordance with clause (d) above (including the cumulative effect of changes in accounting principles under GAAP to the extent included in such noncash charges); minus (f) noncash credits included in accordance with the definition of Consolidated Net Income (excluding deferred income) for such period (including the cumulative effect of changes in accounting principles under GAAP to the extent included in such noncash credits). For purposes of calculating EBITDA for any period, if the Company or any Restricted Subsidiary shall have made an acquisition or disposition during such period, EBITDA for such period shall be calculated after giving pro forma effect thereto and any Debt incurred or assumed in connection therewith as if such acquisition or disposition occurred and such Debt had been incurred or assumed on the first day of such period.

"Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

"Event of Default" is defined in Section 11.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Sale and Leaseback Transaction" shall mean any sale or transfer of property acquired by the Company or any Restricted Subsidiary after the date of this Agreement to any Person within 540 days following the acquisition or construction of such property by the Company or any Restricted Subsidiary if the Company or a Restricted Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

"Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company's board of directors.

"Fixed Charge Coverage Ratio" means, at any time, the ratio of (a) Consolidated Net Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period.

"Fixed Charges" means, with respect to any period, the sum of (a) Interest Charges for such period and (b) Rentals for such period included in the Company's financial statements in accordance with GAAP.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Governmental Authority" means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

"Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

(b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

"Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

"holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

"Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

"Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of the consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of the Debt of the Company and its Restricted Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

"Investments" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise.

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

"Make-Whole Amount" shall have the meaning set forth in Section 8.6 with respect to any Note.

"Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes or the Subsidiary Guaranty.

"Memorandum" is defined in Section 5.3.

"Moody's" shall mean Moody Investors Service, Inc.

"Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

"Net Proceeds" means with respect to any sale of property by any Person an amount equal to (a) the aggregate amount of the consideration received by such Person in respect of such sale (valued at the Fair Market Value of such consideration at the time of such sale), minus (b) the sum of (i) all out-of-pocket costs and expenses actually incurred by such Person in connection with such sale, and (ii) all state, federal and foreign taxes incurred, or to be incurred, by the seller in connection with such sale.

"Notes" is defined in Section 1 of this Agreement.

"Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

"Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

"Priority Debt" means (without duplication), as of the date of any determination thereof, (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Company but excluding (x) Debt owing to the Company or a Wholly-Owned Restricted Subsidiary and (y) Debt of Subsidiary Guarantors under the Subsidiary Guaranty, the Subsidiary Guaranty (under and as defined in the Note Purchase Agreement dated as of October 1, 2002, as amended) and the guaranty of obligations under the Bank Credit Agreement), and (ii) all Debt of the Company or its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.5.

"property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"Purchasers" means the purchasers of the Notes named in Schedule A hereto.

"QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

"Ratable Portion" mean, with respect to any Note, an amount equal to the product of (x) the amount equal to the Net Proceeds being so applied to the prepayment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Restricted Subsidiaries.

"Rentals" mean, with respect to any period, the sum of the minimum amount of rentals and other obligations required to be paid during such period by the Company or any Restricted Subsidiary under all leases of real or personal property (other than Capital Leases), excluding any amounts required to be paid by the lessee under such lease (whether or not therein designated as rent or additional rent) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

"Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

"Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

"Reportable Event" shall have the meaning assigned thereto in Section 4043(b) of ERISA.

"Restricted Investments" shall mean all Investments except the following:

(a) current assets arising from the sale of goods and services in the ordinary course of business of the Company;

(b) property to be used in the ordinary course of business;

(c) Investments existing on the date of the Closing;

(d) Investments in obligations issued by or guaranteed by the United States of America or an agency thereof, or Canada, or any province thereof, provided that such obligations mature within 365 days from the date of acquisition thereof;

(e) Investments in certificates of deposit or banker's acceptances issued by LaSalle Bank National Association or any other commercial bank which is rated in one of the two highest ratings classifications by a credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof;

(f) Investments in commercial paper rated in one of the two highest ratings classifications by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof;

(g) Investments in Repurchase Agreements;

(h) Investments in one or more Restricted Subsidiaries or any Person that becomes a Restricted Subsidiary;

(i) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case rated in one of the two highest ratings classifications by a credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof;

(j) Investments in treasury stock; and

(k) Investments in money market instrument programs which are classified as current assets in accordance with GAAP, which money market instrument programs are administered by an "investment company" regulated under the Investment Company Act of 1940 and which money market instrument programs hold only Investments satisfying the criteria set forth in clauses (d), (e), (f) and (g) above.

As used in this definition of "Restricted Investments":

"Repurchase Agreement" shall mean any written agreement:

(a) that provides for (1) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company to such Acceptable Bank or Acceptable Broker-Dealer, and (2) a simultaneous agreement by the Company, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

(b) in respect of which the Company shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

(c) in connection with which the Company, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

"Acceptable Bank" shall mean LaSalle Bank National Association or any other bank or trust company (i) which is organized under the laws of the United States of America or any state thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given one of the two highest ratings by at least one credit rating agency of recognized national standing.

"Acceptable Broker-Dealer" shall mean any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

"Restricted Subsidiary" shall mean each Subsidiary listed as a Restricted Subsidiary on Schedule 5.4 and any other Subsidiary,

(1) a majority of each class of voting securities of which is legally and beneficially owned by the Company and its Restricted Subsidiaries; and

(2) which has not been designated as an Unrestricted Subsidiary by the Company pursuant to Section 9.6.

"S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Senior Debt" means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

"Senior Executive Officer" shall mean the Chairman, Chief Executive Officer, the President, Executive Vice President and any other Senior Financial Officer of the Company.

"Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

"Significant Subsidiary" means, at any time, any Restricted Subsidiary which accounts for more than (i) 10% of the consolidated assets of the Company and its Restricted Subsidiaries or (ii) 10% of the consolidated revenue of the Company and its Restricted Subsidiaries.

"Subordinated Debt" means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including, without limitation, the obligations of the Company under this Agreement).

"Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"Subsidiary Guarantor" means ProQuest Business Solutions, Inc., ProQuest Information and Learning Company and VEL Acquisition Corp. and each other Person that subsequent to the date of this Agreement becomes a party to the Subsidiary Guaranty in accordance with Section 9.7 of this Agreement.

"Subsidiary Guaranty" shall have the meaning assigned thereto in Section 2.2 hereof.

"Unrestricted Subsidiary" means any Subsidiary so designated by the Company.

"Voyager" means Voyager Expanded Learning, Inc., a Texas corporation.

"Voyager Acquisition" means the acquisition by the Company of Voyager under and pursuant to the terms of that certain Agreement and Plan of Merger dated December 13, 2004, among the Company, Voyager, VEL Acquisition Corp. and R. Best Associates, Inc. (as representative of the Voyager shareholders).

"Voyager Information" means all financial and other information regarding or relating to Voyager set forth in or referred to in the Disclosure Documents.

"Wholly-Owned" when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock or other equity interests (other than directors' qualifying shares or shares owned by foreign domiciliaries as required by law) shall be owned by the Company and/or one or more of its Wholly-Owned Restricted Subsidiaries.

"Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

Changes in Corporate Structure

The Company acquired all of the outstanding ownership interests in Voyager Expanded Learning, Inc. on January 31, 2005, for $360,000,000 (comprised of cash and $20,000,000 in restricted common stock of the Company), subject to certain post-closing adjustments to the aggregate purchase price.

The Company purchased from Entigo Corporation a contract to maintain General Motors' AC-Delco electronic parts information center and parts catalog, for a price of $2,000,000 in November 2004.

Subsidiaries of the Company, Ownership of Subsidiary Stock; Affiliates
Subsidiary	Jurisdiction of Incorporation	Stockholder
ProQuest Business Solutions Inc.	Delaware	1,000 shares owned by ProQuest Company (l00% ownership)
ProQuest Information Access Ltd.	Canada	1,901 shares owned by ProQuest Company (l00% ownership)
VEL Acquisition Corp. (after the Closing, VEL Acquisition Corp. will merge with and into Voyager Expanded Learning, Inc., a Texas corporation)	Texas	ProQuest Information and Learning Company is sole shareholder
ProQuest Learning I, LLC	Delaware	VEL Holding Corp. is sole member
ProQuest Learning II, LLC	Delaware	VEL Holding Corp. is sole member
VEL Holding Corp.	Texas	ProQuest Information and Learning Company is sole shareholder
ProQuest Japan Company	Japan	200 shares owned by ProQuest Business Solutions Inc. (l00% ownership)
ProQuest UK Holdings, Ltd.	UK	1,000 shares owned by ProQuest Company (l00% ownership)
ProQuest Information and Learning Company	Delaware	1,000 shares owned by ProQuest Company (l00% ownership)
ProQuest Information & Learning Ltd.	UK	125,909,694 shares owned by ProQuest UK Holdings, Ltd. (l00% ownership)
Softline Information, Inc.	New Hampshire	ProQuest Information and Learning Company is the sole shareholder (l00% ownership)
Chadwyck-Healey, Espana, SA	Spain	100 shares owned by ProQuest Information & Learning Ltd. (l00% ownership)
ProQuest Alison Associates Ltd.	UK	335,526 shares issued; Majority owned and controlled by ProQuest UK Holdings, Ltd.; may have very limited share ownership by local director/resident as maybe required by local law.
ProQuest Alison Associates Gmbh	Germany	76,694 owned by ProQuest Alison Ltd. (l00% ownership)
ProQuest Alison Associates, SARL	France	4,500 shares owned by ProQuest Alison Ltd. (l00% ownership)
ProQuest Alison Associates, SRL	Spain	55,000 shares owned by ProQuest Alison Ltd. (l00% ownership)
ProQuest Alison Associates, SRL	Italy	150,000 shares owned by ProQuest Alison Ltd. (l00% ownership)
ProQuest Alison, Inc.	Florida	20,000 shares owned by ProQuest Company (l00% ownership)
ProQuest Content Operations, Inc.	Delaware	1,000 shares owned by ProQuest Company (100% ownership)
ProQuest Outdoor Solutions, Inc.	Delaware	100 shares owned by ProQuest Business Solutions Inc. (100% ownership)
ProQuest Latin America Ltda	Brazil	99% ownership by ProQuest Information and Learning Company and 1% by ProQuest Company
ProQuest IPI Ltd. (dormant)	UK	ProQuest UK Holdings, Ltd. is the sole shareholder (100% ownership)
Norman Ross Publishing, Inc.	New York	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
SIRS Publishing, Inc.	Florida	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
Copley Publishing Group, Inc.	Massachusetts	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
LearningPage.com	Arizona	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
Serials Solution, Inc.	Washington	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
Bigchalk, Inc.	Delaware	ProQuest Information and Learning Company is the sole shareholder (100% ownership)
Homeworkcentral.com	Delaware	Bigchalk, Inc. is the sole shareholder (100% ownership)
Mediaseek	Canada	Bigchalk, Inc. is the sole shareholder (100% ownership)

Each of the foregoing subsidiaries is a Restricted Subsidiary, as defined in the Note Purchase Agreement.

Based on ownership reported in its most recent Schedule 13G, Tweedy Browne Company LLC owns greater than 10% of the equity interests of the Company and, accordingly, is an "Affiliate" of the Company. Based on a Form 4 dated December 31, 2003, William E. Oberndorf (through his relationships with SPO Partners & Co. and SPO Advisory Corporation), along with SPO Advisory Corporation (pursuant to their 13-D (Amendment No. 4) filing dated August 5, 2003) own greater than 10% of the equity interests of the Company and, accordingly, are "Affiliates" of the Company.

Other Equity Investments

OEConnection LLC -- 25%

The Company's directors are: James P. Roemer; Alan W. Aldworth; David Brown; William Oberndorf; Gary Roubos; Linda Roberts; Todd Nelson; Michael Geltzeiler; and Frederick Schwab.

The Company's senior officers are:

Alan W. Aldworth	Chairman, CEO and President
Linda Longo-Kazanova	Senior Vice President
Todd W. Buchardt	Senior Vice President, Secretary and General Counsel
Kevin G. Gregory	Senior Vice President, Chief Financial Officer & Assistant Secretary

Financial Statements

Unaudited ProQuest Company Form 10Q for the three month and nine month periods ended October 2, 2004.

Audited ProQuest Company 2003 Annual Report including ProQuest Company Form 10K for fiscal year ended January 3, 2004.

Audited ProQuest Company Form 10K for fiscal years ended December 28, 2002 and December 29, 2001.

Unaudited Voyager Expanded Learning, Inc. September 30, 2004 interim financial statements.

Audited Voyager Expanded Learning, Inc. financials for the years ended March 31, 2004 and 2003.

Audited Voyager Expanded Learning, Inc. financials for the years ended March 31, 2003 and 2002.

Audited Voyager Expanded Learning, Inc. financials for the years ended March 31, 2002 and the nine months ended March 31, 2001.

Litigation

None.

Licenses, Permits, Etc.

We note that the Company and its subsidiaries hold non-exclusive licenses for content from owners of such content for the distribution of the Company's products. Content owners may have the right to compete directly or indirectly with the Company as the result of such ownership rights.

ProQuest Information and Learning Company owns certain trademarks of the name "ProQuest" and the ProQuest logo in the industry in which the Company does business. The Company is aware of other entities that use the ProQuest name, but such entities do not do business in the industry in which the Company does business.

Compliance with ERISA

None.

Existing Debt; Future Liens

Debt incurred under the Credit Agreement dated as of January 31, 2005, providing for a revolving credit facility in the amount of $275,000,000, among ProQuest Company, as borrower, Standard Federal Bank, N.A., as administrative agent, Harris Trust & Savings Bank and Bank of America, N.A., as syndication agents, KeyBank National Association and National City Bank of the Midwest, as documentation agents, and the other lenders party thereto;

Debt incurred under the Note Purchase Agreement dated as of October 1, 2002, among ProQuest Company and the Purchasers party thereto, providing for the issuance of $150,000,000 aggregate principal amount of ProQuest Company's 5.45% Senior Notes, due October 1, 2012;

Unlimited Debenture*, dated July 9, 2001, from ProQuest UK Holdings Limited to Lloyds TSB Bank PLC;

Unlimited Debenture*, dated October 11, 1998, from ProQuest Alison Limited to Lloyds TSB Bank PLC;

Unlimited Debenture*, dated December 30, 2001, from ProQuest Information and Learning Limited;

Omnibus Guaranty and Set Off Agreement*, dated November 18, 1998 among Lloyds TSB Bank PLC, ProQuest Alison Limited, ProQuest Information and Learning Limited and ProQuest UK Holdings Limited;

The Company's German subsidiary and Italian subsidiary maintain overdraft protection for certain bank accounts in Germany and Italy, respectively; and

The Company's Italian subsidiary factors certain receivables in Italy.

*Note that these documents are with the Company's UK subsidiaries, not the Company and merely provide for overdraft protection for the UK bank accounts.

Environmental Matters

None.

Existing Liens

Unlimited Debenture*, dated July 9, 2001, from ProQuest UK Holdings Limited to Lloyds TSB Bank PLC;

Unlimited Debenture*, dated October 11, 1998, from ProQuest Alison Limited to Lloyds TSB Bank PLC;

Unlimited Debenture*, dated December 30, 2001, from ProQuest Information and Learning Limited; and

Omnibus Guaranty and Set Off Agreement*, dated November 18, 1998 among Lloyds TSB Bank PLC, ProQuest Alison Limited, ProQuest Information and Learning Limited and ProQuest UK Holdings Limited.

*Note that these documents are with the Company's UK subsidiaries, not the Company and merely provide for overdraft protection for the UK bank accounts.

[Form of Note]

ProQuest Company

5.38% Senior Note due January 31, 2015

No. [_______] [Date]
$[__________] PPN 74346P A@ 1

For Value Received, the undersigned, ProQuest Company (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars on January 31, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.38% per annum from the date hereof, payable semi-annually, on the last day of January and July in each year and at maturity, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.38% or (ii) 2% over the rate of interest publicly announced by LaSalle Bank National Association from time to time in New York, New York as its "base" or "prime" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of LaSalle Bank National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of January 31, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Guaranty Agreement dated as of January 31, 2005, certain subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

ProQuest Company

By
Name:
Title:

Form of Opinion of General Counsel

to the Company

The closing opinion of Todd Buchardt, General Counsel of the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged.

2. The Company has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse effect on the business of the Company.

3. Each Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse effect on the business of such Subsidiary Guarantor. All of the issued and outstanding shares of capital stock of each such Subsidiary Guarantor have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Wholly-Owned Restricted Subsidiaries, or by the Company and one or more Wholly-Owned Restricted Subsidiaries.

4. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement and the execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty do not violate any provision of any law or other rule or regulation of any Governmental Authority applicable to the Company or to any Subsidiary Guarantor or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company or to any Subsidiary Guarantor pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or to any Subsidiary Guarantor or any agreement or other instrument known to such counsel to which the Company or to any Subsidiary Guarantor is a party or by which the Company or to any Subsidiary Guarantor may be bound.

5. There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, prospects, profits or condition, (financial or otherwise) of the Company and its Subsidiaries or the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes or on the legality, validity or enforceability of the Company's obligations under the Note Purchase Agreement or the Notes. To the knowledge of such counsel, neither the Company nor any Subsidiary is in default with respect to any court or governmental authority, or arbitration board or tribunal.

The opinion of Todd Buchardt, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company.

Form of Opinion of Special Counsel

to the Company

The closing opinion of McDermott Will & Emery LLP, special counsel to the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

3. The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor, has been duly executed and delivered by each Subsidiary Guarantor and constitutes the legal, valid and binding obligations of each Subsidiary Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement, the Subsidiary Guaranty or the Notes.

5. The issuance, sale and delivery of the Notes and the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

6. Neither the issuance of the Notes nor the application of the proceeds of the sale of the Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

7. Neither the Company nor any Subsidiary Guarantor is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

The opinion of McDermott Will & Emery LLP, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request but shall be limited to the laws of the State of New York and the Federal law of the United States. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company.

Form of Opinion of Special Counsel

to the Purchasers

The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

1. The Company is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

2. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinion of Chapman and Cutler LLP shall also state that the opinions of Todd Buchardt, General Counsel to the Company, and McDermott Will & Emery LLP, special Counsel to the Company, are satisfactory in scope and form to Chapman and Cutler LLP and that, in their opinion, the Purchasers are justified in relying thereon. With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the Bylaws of the Company and the general business corporation law of the State of Delaware. The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.